UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 17, 2026
Date of Report (Date of earliest event
reported
)

Commission File No.	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name, former address and former fiscal year, if changed since last report
1-14201	SEMPRA	California	33-0732627	No change

488 8th Avenue San Diego, California 92101 (619) 696-2000

1-01402	SOUTHERN CALIFORNIA GAS COMPANY	California	95-1240705	No change
555 West 5th Street

Los Angeles, California 90013

(213) 244-1200

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

SEMPRA:

Sempra Common Stock, without par value	SRE	New York Stock Exchange
Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

SOUTHERN CALIFORNIA GAS COMPANY:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
SEMPRA	☐
SOUTHERN CALIFORNIA GAS COMPANY	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SEMPRA	☐
SOUTHERN CALIFORNIA GAS COMPANY	☐

Item 8.01 Other Events.

On August 17, 2026, Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra, entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Credit Agricole Securities (USA) Inc., MUFG Securities Americas Inc. and TD Securities (USA) LLC, as the representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters, severally and not jointly, $500,000,000 aggregate principal amount of its 5.500% First Mortgage Bonds, Series GGG, due 2036 (the “Bonds”) for resale at a public offering price of 99.405% of the aggregate principal amount of the Bonds, in a registered public offering under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-295219). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibit.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful. These securities are only offered by means of the prospectus supplement and related prospectus referred to above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated August 17, 2026, among Southern California Gas Company and Barclays Capital Inc., Credit Agricole Securities (USA) Inc., MUFG Securities Americas Inc. and TD Securities (USA) LLC, as the representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: August 18, 2026	By:	/s/ Dyan Z. Wold
Dyan Z. Wold Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: August 18, 2026	By:	/s/ Elvia Lima Ortiz
Elvia Lima Ortiz Vice President, Controller and Chief Accounting Officer